SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):       May 29, 1996
- ------------------------------------------------------------------------------


                           EMCOR Group, Inc.
                      (Exact name of registrant as specified in its charter)


            Delaware                 0-2315              11-2125338
           (State or other         (Commission       (I.R.S. Employer
            jurisdiction          File Number)        Identification
         of incorporation)                                 No.)



            101 Merritt Seven, Norwalk, CT                  06851
        (Address of principal executive offices)          (Zip Code)


            Registrant's Telephone Number (including area code) (203) 849-7800


                                  N/A
(Former name or former address, if changed since last report)



                                   Page 1 of 5
                            Exhibit Index is located
                                    at Page 4

Item 2.     Acquisition or Disposition of Assets.

     On May 29, 1996, EMCOR Group, Inc. issued a press release which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma
      Financial Information and Exhibits.
      -----------------------------------

(c)  Exhibits:

Exhibit Number         Description
- --------------         -----------

2.1  **                Asset  Acquisition  Agreement,  dated  February 9,
                       1996,  between The City of New York, Jamaica Water
                       Supply Company and EMCOR Group, Inc. (which is incorporated herein by reference to Exhibit 2(g) to EMCOR Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 ("1995 Form
                       10-K")).

2.2  **                Asset  Acquisition  Agreement,  dated  February 9,
                       1996,  between Water  Authority of Western  Nassau
                       County,  Jamaica  Water  Supply  Company and EMCOR
                       Group, Inc. (which is incorporated herein by reference to Exhibit 2(h) to the 1995 Form 10-K).

99   *                 Press Release issued May 29, 1996.



- ------------------
*    Filed herewith.
**   Incorporated herein by reference

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMCOR Group, Inc.

                                         By /s/ Frank T. MacInnis
                                         ------------------------
                                         Frank T. MacInnis
                                         Chairman, President and
                                         Chief Executive Officer


Dated:  June 11, 1996

                                  EXHIBIT INDEX




Exhibit No.  Description                                       Page Number

2.1  **      Asset Acquisition  Agreement,  dated February
             9,  1996,  between  The  City  of  New  York,
             Jamaica   Water  Supply   Company  and  EMCOR
             Group, Inc. (which is incorporated herein by reference to Exhibit 2(g) to EMCOR Group,
             Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 ("1995 Form
             10-K")).

2.2  **      Asset  Acquisition  Agreement,  dated February
             9, 1996,  between Water  Authority of Western
             Nassau County, Jamaica Water Supply Company and EMCOR Group, Inc. (which is incorporated herein by reference to Exhibit 2(h) to the 1995
             Form 10-K).

99   *       Press Release issued May 29, 1996.




- ------------------
*    Filed herewith.
**   Incorporated herein by reference